SHARE-BASED COMPENSATION	6 Months Ended
Jun. 30, 2021
Share-based Payment Arrangement [Abstract]
SHARE-BASED COMPENSATION

NOTE 6:SHARE-BASED COMPENSATION

Under the 2019 Plan, options or restricted share units (RSUs) generally vest over a requisite service period of four years commencing on the grant date and have a contractual term of ten years from the grant date. As of June 30, 2021, 1,252,376 shares were available for future equity awards under the 2019 Plan.

Share-based compensation expenses for options were allocated as follows:

	Six Months Ended
	June 30,	June 30,
	2020	2021
Cost of revenues	962	1,061
Research and development	2,183	2,362
Sales and marketing	2,209	1,643
General and administrative	1,838	2,104
Total share-based compensation expense	7,192	7,170

The fair value of options granted was estimated using the Black-Scholes option-pricing model. The fair value of RSUs was determined based on the quoted price of the Company’s ordinary shares on the date of the grant.

F - 11

TUFIN SOFTWARE TECHNOLOGIES LTD.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED)

The Company recognizes compensation expenses for its stock-based option awards and RSUs on the graded vesting attribution method over the requisite service period (primarily a four-year period).

a.A summary of the Company’s option activity for the six months ended June 30, 2021 is as follows:

	Amount of Options	Weighted average exercise price

Balance as of January 1, 2021	6,930,143	$8.51
Granted	-	$-
Exercised	948,511	$1.59
Forfeited	466,904	$11.28
Balance as of June 30, 2021	5,514,728	$9.47
Exercisable as of June 30, 2021	3,509,343	$6.76

As of June 30, 2021, the Company had 2,005,385 unvested options. As of June 30, 2021, the unrecognized compensation cost related to all unvested, equity-classified options of $4.9 million is expected to be recognized as an expense over a weighted-average recognition period of approximately 0.9 years.

b.A summary of the Company’s RSUs activity for the six months ended June 30, 2021 is as follows:

	Amount of RSUs	Weighted Average Grant Date Fair Value

Balance as of January 1, 2021	1,311,702	$9.21
Granted	1,303,700	$12.36
Vested	331,270	$9.41
Forfeited	206,301	$10.58
Unvested as of June 30, 2021	2,077,831	$11.02

As of June 30, 2021, the unrecognized compensation cost of $16.1 million related to all unvested RSUs is expected to be recognized as expense over a weighted-average recognition period of approximately 1.2 years.

In the third quarter of 2021, the Company granted certain of its employees 143,650 restricted stock units with a vesting period of four years.

c.The Company incurred net losses for the six months ended June 30, 2020 and 2021. Therefore, the inclusion of all potential ordinary shares outstanding would have had an anti-dilutive effect on the diluted net loss per share. As a result, 8,469,253 and 7,592,559 options and RSUs were not included in the calculation of diluted net loss per share for the six months ended June 30, 2020 and 2021, respectively.